Notice of Incorrect Filing:

This notice is being disseminated through Edgar, to inform the SEC to please disregard and remove an erroneous Pre 14C filing made under the wrong CIK code, on June 9, 2015. The filing referenced below was submitted in error and should be disregarded.

The information for the incorrect filing is as follows:

COMPANY:       Uplift Nutrition, Inc. (CIK Code: 0001390705)

FORM TYPE:     PRE 14C

RECEIVED DATE: 09-Jun-2015 16:38

ACCEPTED DATE:       09-Jun-2015 16:38

FILING DATE:   09-Jun-2015 16:38

ACCESSION NUMBER: 0001551163-15-000143